Exhibit 99.1

Durable Competitive Advantages Power Dell Technologies’
Record Second Quarter Results in “Do-Anything-from-Anywhere” Economy

ROUND ROCK, Texas — August 26, 2021

News summary
•Best second quarter in Dell Technologies’ history, driven by strong execution and demand across the IT ecosystem
•Record second quarter revenue of $26.1 billion, up 15%
•Record second quarter operating income of $1.4 billion, up 21%, and record second quarter non-GAAP operating income of $2.8 billion, up 7%

Full story
Dell Technologies (NYSE: DELL) announces record financial results for its fiscal 2022 second quarter. Revenue was up 15% to $26.1 billion. The company generated operating income of $1.4 billion, a 21% increase over the same period in the prior year, and a second quarter record non-GAAP operating income of $2.8 billion, up 7%. Net income was $0.9 billion, non-GAAP net income was $1.9 billion and adjusted EBITDA was $3.3 billion. Net cash from operating activities was $1.7 billion. Diluted earnings per share was $1.05, down 23% and non-GAAP diluted earnings per share was $2.24, up 17%.

“We’re well known for our unique ability to adjust and lean into growth opportunities, as evidenced by our results with record second quarter revenue of $26.1 billion,” said Jeff Clarke, vice chairman and co-chief operating officer, Dell Technologies. “We’re innovating and helping customers grow with a focus on multi-cloud solutions and modern infrastructure delivered traditionally and as-a-Service.”

Second Quarter Fiscal 2022 Financial Results

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
	(in millions, except per share amounts and percentages; unaudited)
Total net revenue	$26,122	$22,733	15%	$50,609	$44,630	13%
Operating income	$1,372	$1,136	21%	$2,747	$1,838	49%
Net income	$880	$1,099	(20)%	$1,818	$1,281	42%
Earnings per share - diluted	$1.05	$1.37	(23)%	$2.18	$1.56	40%

Non-GAAP net revenue	$26,133	$22,775	15%	$50,632	$44,720	13%
Non-GAAP operating income	$2,811	$2,618	7%	$5,525	$4,779	16%
Non-GAAP net income	$1,911	$1,621	18%	$3,730	$2,764	35%
Adjusted EBITDA	$3,331	$3,100	7%	$6,566	$5,707	15%
Non-GAAP earnings per share - diluted	$2.24	$1.92	17%	$4.38	$3.26	34%
Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year-over-year unless otherwise noted.

Dell Technologies ended the quarter with remaining performance obligations of $46 billion, up 24% and cash and investments of $13.6 billion. The company has paid down $5.5 billion in debt year-to-date and expects to pay down at least $16.0 billion for its fiscal year 2022.

“We had strong results again this quarter, with all business units growing,” said Tom Sweet, chief financial officer, Dell Technologies. “We are creating long-term value by taking share, pursuing high-value growth opportunities and profitably growing and modernizing our core business. For example, in the storage space, VxRail orders were up 34% and PowerStore continues to ramp up nicely.”

Operating segments summary

Client Solutions Group revenue for the second quarter was up 27% to a record $14.3 billion. Operating income was a second quarter record $995 million, up 39%, and 7% of Client Solutions Group revenue, as the company innovates across the ecosystem to deliver an enhanced experience for customers looking to work and play effectively from anywhere. Commercial client revenue was $10.6 billion, up 32%, and consumer revenue was a second quarter record of $3.7 billion, up 17%.

Key highlights:
•Strong growth in Latitude and Precision systems.
•Introduced the new Dell UltraSharp Webcam - a beautifully designed external 4K webcam ideal for a superb video conferencing experience.
•Launched the high-performance Alienware X-Series - a new mobile gaming family with Dell’s thinnest available 15” and 17” gaming laptops, featuring exclusive Cryo-Tech innovations.

Infrastructure Solutions Group revenue for the second quarter was $8.4 billion, up 3% as customers accelerate their IT investments with focus on multi-cloud solutions. Servers and networking revenue was $4.5 billion, up 6%, and storage revenue was $4.0 billion, down 1%. Operating income was $970 million for the second quarter, or approximately 11.5% of Infrastructure Solutions Group revenue.

Key highlights:
•Launched the APEX portfolio of services that allow customers to scale IT as needed to launch new applications, kickstart new projects and address the changing needs of their organizations – all managed by Dell and accessed through a single console.
•Introduced Dell EMC VxRail hyperconverged infrastructure (HCI) systems with enhanced software and performance, based on recently launched Dell EMC PowerEdge servers.
•Began shipping six of our latest generation Dell EMC PowerEdge servers, including the ruggedized systems built for challenging environments at the edge.
•Announced an open, cloud-native Telecom ecosystem to put communications service providers (CSPs) on the fast track for innovation and revenue growth.

VMware revenue was $3.1 billion for the second quarter, up 8% driven by broad-based strength across a diverse product portfolio. Operating income for the quarter was $849 million, or 27.0% of VMware revenue.

Conference call information
As previously announced, the Company will hold a conference call to discuss its second quarter performance today, August 26, 2021 at 4:30 p.m. CDT. The conference call will be broadcast live over the internet and can be accessed at https://investors.delltechnologies.com/events-and-presentations/upcoming-events.

For those unable to listen to the live broadcast, an archived version will be available at the same location for one year.

Additional financial and operating information may be downloaded from
https://investors.delltechnologies.com/financial-information/quarterly-results

Dell Technologies will hold a Securities Analyst Meeting on September 23, 2021 at 9:00 a.m. CDT. Speakers will include chairman and chief executive officer, Michael Dell, along with other key members of the executive leadership team with significant time allotted for Q&A. Registration information can be accessed online here.

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com
# # #

Copyright © 2021 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

Non-GAAP Financial Measures:
This press release presents information about Dell Technologies’ non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: risks and uncertainties relating to our agreement to spin off VMware, Inc., including risks that could affect our ability to complete the transaction on the terms announced or at all and the potential effects on our business of the announcement and consummation of the transaction; the effects of the COVID-19 pandemic; competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products, software, and services; cyber attacks or other data security incidents; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; compliance requirements of changing environmental and safety laws or other laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and the impact of the financial performance of VMware, Inc.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 29, 2021, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Income and Related Financial Highlights
(in millions, except percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
Net revenue:
Products	$19,394	$16,737	16%	$37,428	$32,775	14%
Services	6,728	5,996	12%	13,181	11,855	11%
Total net revenue	26,122	22,733	15%	50,609	44,630	13%
Cost of net revenue:
Products	15,371	13,330	15%	29,585	26,134	13%
Services	2,766	2,247	23%	5,381	4,487	20%
Total cost of net revenue	18,137	15,577	16%	34,966	30,621	14%
Gross margin	7,985	7,156	12%	15,643	14,009	12%
Operating expenses:
Selling, general, and administrative	5,145	4,761	8%	10,105	9,647	5%
Research and development	1,468	1,259	17%	2,791	2,524	11%
Total operating expenses	6,613	6,020	10%	12,896	12,171	6%
Operating income	1,372	1,136	21%	2,747	1,838	49%
Interest and other, net	(359)	(636)	44%	(747)	(1,202)	38%
Income before income taxes	1,013	500	103%	2,000	636	214%
Income tax expense (benefit)	133	(599)	122%	182	(645)	128%
Net income	880	1,099	(20)%	1,818	1,281	42%
Less: Net income attributable to non-controlling interests	49	51	(4)%	100	90	11%
Net income attributable to Dell Technologies Inc.	$831	$1,048	(21)%	$1,718	$1,191	44%

Percentage of Total Net Revenue:
Gross margin	31%	31%		31%	31%
Selling, general, and administrative	20%	21%		20%	22%
Research and development	6%	6%		6%	6%
Operating expenses	25%	26%		25%	27%
Operating income	5%	5%		5%	4%
Income before income taxes	4%	2%		4%	1%
Net income	3%	5%		4%	3%
Income tax rate	13.1%	-119.8%		9.1%	-101.4%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Consolidated Statements of Financial Position
(in millions; unaudited)

	July 30, 2021	January 29, 2021
ASSETS
Current assets:
Cash and cash equivalents	$11,719	$14,201
Accounts receivable, net	12,914	12,788
Short-term financing receivables, net	4,955	5,155
Inventories, net	4,223	3,402
Other current assets	9,556	8,021
Current assets held for sale	188	—
Total current assets	43,555	43,567
Property, plant, and equipment, net	6,661	6,431
Long-term investments	1,875	1,624
Long-term financing receivables, net	5,330	5,339
Goodwill	40,741	40,829
Intangible assets, net	13,014	14,429
Other non-current assets	11,502	11,196
Total assets	$122,678	$123,415
LIABILITIES, REDEEMABLE SHARES, AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$6,427	$6,362
Accounts payable	23,029	21,696
Accrued and other	8,808	9,549
Short-term deferred revenue	17,003	16,525
Current liabilities held for sale	216	—
Total current liabilities	55,483	54,132
Long-term debt	37,167	41,622
Long-term deferred revenue	14,840	14,276
Other non-current liabilities	5,245	5,360
Total liabilities	112,735	115,390
Redeemable shares	—	472
Stockholders’ equity:
Total Dell Technologies Inc. stockholders’ equity	4,825	2,479
Non-controlling interests	5,118	5,074
Total stockholders’ equity	9,943	7,553
Total liabilities, redeemable shares, and stockholders’ equity	$122,678	$123,415

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended		Six Months Ended
	July 30, 2021	July 31, 2020	July 30, 2021	July 31, 2020
Cash flows from operating activities:
Net income	$880	$1,099	$1,818	$1,281
Adjustments to reconcile net income to net cash provided by (used in) operating activities	845	2,233	2,145	1,255
Change in cash from operating activities	1,725	3,332	3,963	2,536
Cash flows from investing activities:
Purchases of investments	(124)	(118)	(270)	(174)
Maturities and sales of investments	79	32	335	71
Capital expenditures and capitalized software development costs	(632)	(545)	(1,257)	(1,104)
Acquisition of businesses and assets, net	(6)	(296)	(16)	(334)
Divestitures of businesses and assets, net	—	—	—	120
Other	14	3	20	12
Change in cash from investing activities	(669)	(924)	(1,188)	(1,409)
Cash flows from financing activities:
Proceeds from the issuance of common stock	26	105	186	221
Repurchases of parent common stock (a)	(8)	—	(17)	(240)
Repurchases of subsidiary common stock (a)	(544)	(291)	(978)	(591)
Proceeds from debt	1,209	1,712	3,935	11,847
Repayments of debt	(4,353)	(4,815)	(8,423)	(10,220)
Other	(3)	(148)	(14)	(190)
Change in cash from financing activities	(3,673)	(3,437)	(5,311)	827
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(16)	84	(21)	(52)
Change in cash, cash equivalents, and restricted cash	(2,633)	(945)	(2,557)	1,902
Cash, cash equivalents, and restricted cash at beginning of the period	15,260	12,998	15,184	10,151
Cash, cash equivalents, and restricted cash at end of the period	$12,627	$12,053	$12,627	$12,053
_________________
(a) Common stock repurchases are inclusive of employee tax withholding on stock-based compensation.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
Infrastructure Solutions Group (ISG):
Net Revenue:
Servers and networking	$4,462	$4,196	6%	$8,571	$7,954	8%
Storage	3,970	4,011	(1)%	7,772	7,822	(1)%
Total ISG net revenue	$8,432	$8,207	3%	$16,343	$15,776	4%

Operating Income:
ISG operating income	$970	$973	—%	$1,758	$1,705	3%
% of ISG net revenue	12%	12%		11%	11%
% of total reportable segment operating income	34%	38%		32%	36%

Client Solutions Group (CSG):
Net Revenue:
Commercial	$10,573	$8,039	32%	$20,376	$16,673	22%
Consumer	3,690	3,164	17%	7,192	5,634	28%
Total CSG net revenue	$14,263	$11,203	27%	$27,568	$22,307	24%

Operating Income:
CSG operating income	$995	$715	39%	$2,085	$1,307	60%
% of CSG net revenue	7%	6%		8%	6%
% of total reportable segment operating income	35%	28%		38%	28%

VMware:
Net Revenue:
Total VMware net revenue	$3,148	$2,908	8%	$6,139	$5,663	8%

Operating Income:
VMware operating income	$849	$894	(5)%	$1,690	$1,667	1%
% of VMware net revenue	27%	31%		28%	29%
% of total reportable segment operating income	30%	35%		31%	36%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued)

	Three Months Ended		Six Months Ended
	July 30, 2021	July 31, 2020	July 30, 2021	July 31, 2020
Reconciliation to consolidated net revenue:
Reportable segment net revenue	$25,843	$22,318	$50,050	$43,746
Other businesses (a)	288	457	578	974
Unallocated transactions (b)	2	—	4	—
Impact of purchase accounting (c)	(11)	(42)	(23)	(90)
Total consolidated net revenue	$26,122	$22,733	$50,609	$44,630

Reconciliation to consolidated operating income:
Reportable segment operating income	$2,814	$2,582	$5,533	$4,679
Other businesses (a)	(3)	37	(8)	102
Unallocated transactions (b)	—	(1)	—	(2)
Impact of purchase accounting (c)	(20)	(53)	(45)	(116)
Amortization of intangibles	(711)	(847)	(1,420)	(1,702)
Transaction-related expenses (d)	(60)	(83)	(111)	(159)
Stock-based compensation expense (e)	(499)	(413)	(934)	(783)
Other corporate expenses (f)	(149)	(86)	(268)	(181)
Total consolidated operating income	$1,372	$1,136	$2,747	$1,838
_________________
(a)Secureworks, Virtustream, and Boomi constitute “Other businesses” and do not meet the requirements for a reportable segment, either individually or collectively. The results of Other businesses are not material to the Company’s overall results. On September 1, 2020, the Company completed the sale of RSA Security. Prior to divestiture, RSA Security’s results were included within Other businesses.
(b)Unallocated transactions includes other corporate items that are not allocated to Dell Technologies’ reportable segments.
(c)Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.
(d)Transaction-related expenses includes acquisition, integration, and divestiture related costs.
(e)Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.
(f)Other corporate expenses includes impairment charges, severance, facilities action, and other costs.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Non-GAAP Financial Measures
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
Non-GAAP net revenue	$26,133	$22,775	15%	$50,632	$44,720	13%
Non-GAAP gross margin	$8,342	$7,626	9%	$16,360	$14,951	9%
% of non-GAAP net revenue	32%	33%		32%	33%
Non-GAAP operating expenses	$5,531	$5,008	10%	$10,835	$10,172	7%
% of non-GAAP net revenue	21%	22%		21%	23%
Non-GAAP operating income	$2,811	$2,618	7%	$5,525	$4,779	16%
% of non-GAAP net revenue	11%	11%		11%	11%
Non-GAAP net income	$1,911	$1,621	18%	$3,730	$2,764	35%
% of non-GAAP net revenue	7%	7%		7%	6%
Adjusted EBITDA	$3,331	$3,100	7%	$6,566	$5,707	15%
% of non-GAAP net revenue	13%	14%		13%	13%
Non-GAAP earnings per share - diluted	$2.24	$1.92	17%	$4.38	$3.26	34%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
Net revenue	$26,122	$22,733	15%	$50,609	$44,630	13%
Non-GAAP adjustments:
Impact of purchase accounting	11	42		23	90
Non-GAAP net revenue	$26,133	$22,775	15%	$50,632	$44,720	13%

Gross margin	$7,985	$7,156	12%	$15,643	$14,009	12%
Non-GAAP adjustments:
Amortization of intangibles	275	375		551	747
Impact of purchase accounting	12	43		25	94
Transaction-related expenses	—	—		—	—
Stock-based compensation expense	63	50		121	90
Other corporate expenses	7	2		20	11
Non-GAAP gross margin	$8,342	$7,626	9%	$16,360	$14,951	9%

Operating expenses	$6,613	$6,020	10%	$12,896	$12,171	6%
Non-GAAP adjustments:
Amortization of intangibles	(436)	(472)		(869)	(955)
Impact of purchase accounting	(8)	(10)		(20)	(22)
Transaction-related expenses	(60)	(83)		(111)	(159)
Stock-based compensation expense	(436)	(363)		(813)	(693)
Other corporate expenses	(142)	(84)		(248)	(170)
Non-GAAP operating expenses	$5,531	$5,008	10%	$10,835	$10,172	7%

Operating income	$1,372	$1,136	21%	$2,747	$1,838	49%
Non-GAAP adjustments:
Amortization of intangibles	711	847		1,420	1,702
Impact of purchase accounting	20	53		45	116
Transaction-related expenses	60	83		111	159
Stock-based compensation expense	499	413		934	783
Other corporate expenses	149	86		268	181
Non-GAAP operating income	$2,811	$2,618	7%	$5,525	$4,779	16%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended			Six Months Ended
	July 30, 2021	July 31, 2020	Change	July 30, 2021	July 31, 2020	Change
Net income	$880	$1,099	(20)%	$1,818	$1,281	42%
Non-GAAP adjustments:
Amortization of intangibles	711	847		1,420	1,702
Impact of purchase accounting	20	53		45	116
Transaction-related expenses	48	83		99	39
Stock-based compensation expense	499	413		934	783
Other corporate expenses	149	86		268	181
Fair value adjustments on equity investments	(168)	(8)		(325)	(102)
Aggregate adjustment for income taxes	(228)	(952)		(529)	(1,236)
Non-GAAP net income	$1,911	$1,621	18%	$3,730	$2,764	35%

Net income	$880	$1,099	(20)%	$1,818	$1,281	42%
Adjustments:
Interest and other, net	359	636		747	1,202
Income tax expense (benefit)	133	(599)		182	(645)
Depreciation and amortization	1,240	1,340		2,479	2,656
EBITDA	$2,612	$2,476	5%	$5,226	$4,494	16%

EBITDA	$2,612	$2,476	5%	$5,226	$4,494	16%
Adjustments:
Stock-based compensation expense	499	413		934	783
Impact of purchase accounting	11	42		27	90
Transaction-related expenses	60	83		111	159
Other corporate expenses	149	86		268	181
Adjusted EBITDA	$3,331	$3,100	7%	$6,566	$5,707	15%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended July 30, 2021
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$880	711	20	48	499	149	(168)	(228)	$1,911
Less: Net income attributable to non-controlling interests (a)	49	55	1	5	58	(1)	—	(22)	145
Net income attributable to Dell Technologies Inc. - basic	831	656	19	43	441	150	(168)	(206)	1,766
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(3)								(5)
Net income attributable to Dell Technologies Inc. - diluted	$828								$1,761

Earnings per share - basic	$1.09								$2.31
Earnings per share - diluted	$1.05								$2.24

Weighted-average shares outstanding - basic	763								763
Weighted-average shares outstanding - diluted	786								786
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their respective non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Six Months Ended July 30, 2021
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	1,818	1,420	45	99	934	268	(325)	(529)	3,730
Less: Net income attributable to non-controlling interests (a)	100	108	2	9	110	—	7	(45)	291
Net income attributable to Dell Technologies Inc. - basic	$1,718	$1,312	$43	$90	$824	$268	$(332)	$(484)	$3,439
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	$(5)								$(9)
Net income attributable to Dell Technologies Inc. - diluted	$1,713								$3,430

Earnings per share - basic	$2.26								$4.53
Earnings per share - diluted	$2.18								$4.38

Weighted-average shares outstanding - basic	760								760
Weighted-average shares outstanding - diluted	784								784
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their respective non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended July 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$1,099	847	53	83	413	86	(8)	(952)	$1,621
Less: Net income attributable to non-controlling interests (a)	51	64	4	8	57	—	—	(29)	155
Net income attributable to Dell Technologies Inc. - basic	1,048	783	49	75	356	86	(8)	(923)	1,466
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(3)								(5)
Net income attributable to Dell Technologies Inc. - diluted	$1,045								$1,461

Earnings per share - basic	$1.41								$1.98
Earnings per share - diluted	$1.37								$1.92

Weighted-average shares outstanding - basic	741								741
Weighted-average shares outstanding - diluted	761								761
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their respective non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Six Months Ended July 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	1,281	1,702	116	39	783	181	(102)	(1,236)	2,764
Less: Net income attributable to non-controlling interests (a)	90	124	7	15	111	—	(1)	(64)	282
Net income attributable to Dell Technologies Inc. - basic	$1,191	$1,578	$109	$24	$672	$181	$(101)	$(1,172)	$2,482
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	$(5)								$(9)
Net income attributable to Dell Technologies Inc. - diluted	$1,186								$2,473

Earnings per share - basic	$1.61								$3.35
Earnings per share - diluted	$1.56								$3.26

Weighted-average shares outstanding - basic	740								740
Weighted-average shares outstanding - diluted	758								758
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their respective non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.